SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported) October 1, 2003
                                                 -------------------------------


--------------------------------------------------------------------------------
                        Merrill Lynch Municipal ABS, Inc
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------

          New York                   33-56254                    13-369-8229
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
          (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        None.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) None.

        (b) None.

        (c) Exhibits.

            1. Statement to holders of Merrill Lynch Municipal ABS, Inc.
               Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:  12/22/04               MERRILL LYNCH MUNICIPAL ABS, INC.


                       By:     /s/ Edward J. Sisk
                               -----------------------------
                               Name:  Edward J. Sisk
                               Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                              Page
-------                                                              ----
Statement to holders of Merrill Lynch Municipal ABS, Inc
Prerefunded Municipal Certificates, Series 1, Series 2, Series          5
3 relating to the Distribution Date of October 1, 2003

                         STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
              relating to the Distribution Date of October 1, 2003

                                                            [LOGO] Deutsche Bank


Safet Kalabovic
Bankers Trust Company
(201) 593-6850

September 29, 2003

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Alan Levy

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re: Merrill Lynch Municipal ABS, Inc.
    Prerefunded Municipal Certificates Series 1, 2 and 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2003. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2679.

Very truly yours,



Safer Kalabovic
Vice President

                                                            [LOGO] Deutsche Bank

September 29, 2003

Jan Nelson
Merrill Lynch
World Financial Center
250 Vesey Street
New York, New York 10281



Re: Merrill Lynch Municipal ABS, Inc.
    Prerefunded Municipal Certificates Series 1, 2 and 3

Jan:

For the above referenced issues, the principal and interest information for October 1, 2003 is attached. All other relevant information is as follows:


        Premium on Bonds                              None
        Trustee Fees Payable                          None
        Interest Shortfall on Bonds                   None
        Aggregate Shortfall on Bonds                  None
        Accrued Interest undistributed to holders     None
        Accrued Principal undistributed to holders    None
        Underlying Bonds on issue                     Attached


Should you have any questions please call me at (212) 250-2679.

Sincerely,


Safet Kalabovic
Vice President

                              SERIES 1 CERTIFICATES

---------------------------------------------------------------------------------------------------------------
               Certificate                                                        Interest         Principal
    Class       Maturity       CUSIP       Certificate      Certificate            Amount           Amount
   Number         Date         Number         Rate             Amount                Due              Due
---------------------------------------------------------------------------------------------------------------
     17      10/01/2003     021433 EM5        5.10              320,000.00           8,160.00       320,000.00
---------------------------------------------------------------------------------------------------------------
     18      04/01/2004     021433 EN3        5.20               95,000.00           2,470.00             0.00
---------------------------------------------------------------------------------------------------------------
     19      10/01/2004     021433 EP8        5.20              340,000.00           8,840.00             0.00
---------------------------------------------------------------------------------------------------------------
     20      04/01/2005     021433 EQ6        5.25               95,000.00           2,493.75             0.00
---------------------------------------------------------------------------------------------------------------
     21      10/01/2005     021433 ER4        5.25              360,000.00           9,450.00             0.00
---------------------------------------------------------------------------------------------------------------
     22      10/01/2008     021433 EX1        5.50            1,495,000.00*         41,112.50             0.00
---------------------------------------------------------------------------------------------------------------
     23      10/01/2010     021433 FB8        5.60            1,130,000.00*         31,640.00             0.00
---------------------------------------------------------------------------------------------------------------
     24      10/01/2012     021433 FF9        5.70            1,200,000.00*         34,200.00             0.00
---------------------------------------------------------------------------------------------------------------
     RI      10/01/2012     021433 FG7        Variable           45,198.00        Residual -->          759.00
---------------------------------------------------------------------------------------------------------------
    TOTAL                                                    $5,080,198.00        $138,366.25      $320,759.00
---------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Altamonte Springs FLA Authority
      13.125% 10/01/12, $3,910,000

                              SERIES 2 CERTIFICATES

--------------------------------------------------------------------------------------------------------------------
               Certificate                                                             Interest         Principal
    Class        Maturity       CUSIP       Certificate        Certificate              Amount            Amount
   Number          Date        Number           Rate              Amount                  Due              Due
--------------------------------------------------------------------------------------------------------------------
     17      10/01/2003      70252B BF9         5.10               860,000.00           21,930.00        860,000.00
--------------------------------------------------------------------------------------------------------------------
     18      04/01/2004      70252B BG7         5.20               250,000.00            6,500.00              0.00
--------------------------------------------------------------------------------------------------------------------
     19      10/01/2004      70252B BH5         5.20               925,000.00           24,050.00              0.00
--------------------------------------------------------------------------------------------------------------------
     20      04/01/2005      70252B BJ1         5.25               240,000.00            6,300.00              0.00
--------------------------------------------------------------------------------------------------------------------
     21      10/01/2005      70252B BK8         5.25             1,000,000.00           26,250.00              0.00
--------------------------------------------------------------------------------------------------------------------
     22      10/01/2007      70252B BP7         5.40             2,255,000.00*          60,885.00              0.00
--------------------------------------------------------------------------------------------------------------------
     23      10/01/2010      70252B BV4         5.60             5,000,000.00*         140,000.00              0.00
--------------------------------------------------------------------------------------------------------------------
     24      10/01/2012      70252B BZ5         5.70             1,915,000.00*          54,577.50              0.00
--------------------------------------------------------------------------------------------------------------------
     RI      10/01/2012      70252B CA9         Variable            55,714.00        Residual -->          1,789.00
--------------------------------------------------------------------------------------------------------------------
    TOTAL                                                      $12,500,714.00         $340,492.50       $861,789.00
--------------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
     13.125% 10/01/12, $9,850,000

                              SERIES 3 CERTIFICATES

----------------------------------------------------------------------------------------------------------------
              Certificate                                                        Interest          Principal
   Class       Maturity       CUSIP      Certificate      Certificate             Amount            Amount
   Number        Date        Number         Rate            Amount                Due                Due
----------------------------------------------------------------------------------------------------------------
     17     10/01/2003     684503 TT2       5.10            3,425,000.00           87,337.50       3,425,000.00
----------------------------------------------------------------------------------------------------------------
     18     04/01/2004     684503 TU9       5.20            1,065,000.00           27,690.00               0.00
----------------------------------------------------------------------------------------------------------------
     19     10/01/2004     684503 TV7       5.20            3,675,000.00           95,550.00               0.00
----------------------------------------------------------------------------------------------------------------
     20     10/01/2005     684503 TX3       5.25            4,975,000.00*         130,593.75               0.00
----------------------------------------------------------------------------------------------------------------
     21     10/01/2006     684503 TZ8       5.30            5,225,000.00*         138,462.50               0.00
----------------------------------------------------------------------------------------------------------------
     22     10/01/2007     684503 UB9       5.40            5,480,000.00*         147,960.00               0.00
----------------------------------------------------------------------------------------------------------------
     23     10/01/2008     684503 UD5       5.50            5,785,000.00*         159,087.50               0.00
----------------------------------------------------------------------------------------------------------------
     24     10/01/2009     684503 UF0       5.60            6,085,000.00*         170,380.00               0.00
----------------------------------------------------------------------------------------------------------------
     25     10/01/2010     684503 UH6       5.60            6,410,000.00*         179,480.00               0.00
----------------------------------------------------------------------------------------------------------------
     26     10/01/2011     684503 UK9       5.70            6,750,000.00*         192,375.00               0.00
----------------------------------------------------------------------------------------------------------------
     27     10/01/2012     684503 UM5       5.70            4,910,000.00*         139,935.00               0.00
----------------------------------------------------------------------------------------------------------------
     RI     10/01/2012     684503 UN3       Variable           49,320.00          Residual -->           883.00
----------------------------------------------------------------------------------------------------------------
   TOTAL                                                  $53,834,320.00       $1,468,851.25      $3,425,883.00
----------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
       13.125%, 10/01/12, $41,650,000